                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                                           May 30, 1995
Date of Report (Date of earliest event reported)-------------------------------


                             VINLAND PROPERTY TRUST
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             (Exact name of registrant as specified in its charter)


California                              0-8003               94-2432628
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(State or other jurisdiction          (Commission            (I.R.S. Employer
of incorporation)                      File No.)             Identification No.)


One Turtle Creek, 3878 Oak Lawn , Suite 300, Dallas, Texas           75219
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         (Address of principal executive offices)                  (Zip Code)


                                                           (214) 522-9910
Registrant's telephone number, including area code----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

This Form 8-K/A amends a Form 8-K Current Report dated May 30, 1995, and filed June 2, 1995, by Vinland Property Trust (the "Trust"). The previously reported contract purchase price included a sales commission of $78,360 payable to an affiliate of Tarragon Realty Advisors, Inc. ("Tarragon"), the Trust's advisor since March 1, 1994, anticipated property repairs of $100,000 and title insurance and survey costs totaling $17,000. The Trust was released by the payee from its obligation to pay the sales commission, and elected to take a credit against the contract purchase price for the property repairs, which were to be made by the seller prior to sale closing, and the title policy and survey costs. The purchase price was adjusted accordingly from $2.7 million to $2.5 million.

The following is a summary of the transaction:

On May 30, 1995, effective May 1, 1995, the Trust purchased Collegewood Apartments, Florida Towers Apartments, and Jefferson Towers Apartments, subject to an existing nonrecourse wrap mortgage of $2.4 million, located in Tallahassee, Florida for $2.5 million. The Trust assumed the existing mortgage loan and, on June 9, 1995, paid the remaining purchase price of $155,000 in cash from the general working capital of the Trust. Concurrently with the execution of the loan assumption, on June 5, 1995, the Trust paid the lender $300,000 in cash reducing the principal balance by the same amount. The mortgage loan calls for monthly interest payments calculated at 10% per annum and matures June 1997.

The Trust purchased the above properties from Investors Florida Capitol Fund II, Ltd., a Florida limited partnership (the "Seller"). Investors General, Inc. ("IGI"), which owns a 1% general partnership interest in the Seller, is owned by Investors General Acquisition Corporation ("IGAC"). John A. Doyle, Trustee, Chief Financial Officer and Chief Operating Officer of the Trust, is a 62.5% stockholder of IGAC. Mr. Doyle also serves as Director, President and Chief Operating Officer of Tarragon. Tarragon is owned by Lucy N. Friedman, William S. Friedman's wife, and Mr. Doyle. Mr. Friedman serves as President, Chief Executive Officer and Trustee of the Trust and Director and Chief Executive Officer of Tarragon. The Friedman and Doyle families together own approximately 23% of the outstanding shares of the Trust. The purchase price of the properties was based on their fair market values, and the entire transaction was approved by a majority of the limited partners of the Seller as well as the unaffiliated Trustees of the Trust. IGI and Messrs. Friedman and Doyle abstained in the votes.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

This Form 8-K/A also provides required financial statements that were not available at the date of the original filing.

(a)      Pro forma financial information:

Pro forma statements of operations are presented for the year ended November 30, 1994, and the six months ended May 31, 1995. Because the May 31, 1995, balance sheet included in the Trust's Form 10-Q dated May 31, 1995, includes the effect of the following transaction, a pro forma balance sheet is not included.

The pro forma statements of operations present the Trust's operations as if the transaction described in Item 2 had occurred at the beginning of each of the periods presented.

(b)      Combined financial statements of properties acquired:

 Exhibit
 Number                                         Description
 ------                                         -----------
  99.0       Audited Combined Statements of Excess of Revenues Over Specific Operating Expenses for each of the three years in the period ended December 31, 1994, for Collegewood Apartments, Florida Towers Apartments, and
             Jefferson Towers Apartments.





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

                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED MAY 31, 1995
                                  (Unaudited)

                                                                      Acquired
                                                  Actual  (1)       Properties (2)         Pro forma
                                             --------------      ----------------      ---------------
                                                    (dollars in thousands, except per share)
Income
  Rentals   . . . . . . . . . . . . .        $        3,745      $            287      $         4,032
  Interest  . . . . . . . . . . . . .                    60                   -                     60
                                             --------------      ----------------      ---------------
                                                      3,805                   287                4,092

Expenses
  Property operations   . . . . . . .                 2,526                   135                2,661
  Interest  . . . . . . . . . . . . .                   586                    99                  685
  Depreciation  . . . . . . . . . . .                   451                    21                  472
  Advisory fee to affiliate   . . . .                    61                   -                     61
  General and administrative  . . . .                   158                   -                    158
                                             --------------      ----------------      ---------------
                                                      3,782                   255                4,037
                                             --------------      ----------------      ---------------

Net income  . . . . . . . . . . . . .        $           23      $             32      $            55
                                             ==============      ================      ===============

Earnings per share
  Net income  . . . . . . . . . . . .        $           -                             $           .01
                                             ==============                            ===============

Weighted average shares of
  beneficial interest outstanding . .             6,960,034                                  6,960,034
                                             ==============                            ===============

_______________

(1) Acquisition was effective May 1, 1995. As such, operations of the acquired properties for the month of May 1995 are included in the Trust's Statement of Operations for the six months ended May 31, 1995.

(2) Assumes acquisition of Collegewood Apartments, Florida Towers Apartments, and Jefferson Towers Apartments by the Trust on December 1, 1994, and accordingly represents operations for the five months ended April 30, 1995.





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

                             VINLAND PROPERTY TRUST
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED NOVEMBER 30, 1994

                                                                     Acquired
                                                 Actual            Properties (1)         Pro forma
                                            ---------------      ----------------      ---------------
                                                (Audited)          (Unaudited)           (Unaudited)
                                                        (dollars in thousands, except per share)
Income
  Rentals   . . . . . . . . . . . . .       $         6,527      $            594      $         7,121
  Interest  . . . . . . . . . . . . .                   319                     3                  322
                                            ---------------      ----------------      ---------------
                                                      6,846                   597                7,443

Expenses
  Property operations   . . . . . . .                 4,405                   342                4,747
  Interest  . . . . . . . . . . . . .                 1,173                   239                1,412
  Depreciation  . . . . . . . . . . .                   898                    50                  948
  Advisory fee to affiliate   . . . .                   157                   -                    157
  Advisory fee to prior advisor   . .                    75                   -                     75
  General and administrative  . . . .                   567                   -                    567
                                            ---------------      ----------------      ---------------
                                                      7,275                   631                7,906
                                            ---------------      ----------------      ---------------
Net (loss)  . . . . . . . . . . . . .       $          (429)     $            (34)     $          (463)
                                            ===============      ================      ===============

Earnings per share
  Net (loss)  . . . . . . . . . . . .       $          (.06)                           $          (.07)
                                            ===============                            ===============

Weighted average shares of
  beneficial interest outstanding                 6,842,638                                  6,842,638
                                            ===============                            ===============


_______________

(1) Assumes acquisition of Collegewood Apartments, Florida Towers Apartments, and Jefferson Towers Apartments by the Trust on December 1, 1993, and accordingly represents operations for the year ended November 30, 1994.





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



                                   SIGNATURE



Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VINLAND PROPERTY TRUST



                               By: /s/ JOHN A. DOYLE
                                   John A. Doyle
                                   Chief Financial Officer, Chief Operating
                                   Officer, and Trustee


DATED:   July 23, 1995





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



                             VINLAND PROPERTY TRUST

                                 EXHIBIT TO ITS
                          CURRENT REPORT ON FORM 8-K/A

                               Dated May 30, 1995



  Exhibit                                                                                       Page
  Number                                 Description                                           Number
  ------                                 -----------                                           ------
  99.0           Audited Combined Statements of Excess of Revenues Over                          8
                 Specific Operating Expenses for each of the three years in the period ended December 31, 1994, for Collegewood Apartments,
                 Florida Towers Apartments, and Jefferson Towers Apartments.





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